SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         November 2, 2006

Banc of America Funding 2006-H Trust
(Exact Name of Issuing Entity as Specified in Charter)
Banc of America Funding Corporation
(Exact Name of Depositor as Specified in Charter)
Bank of America, National Association
(Exact Name of Sponsor as Specified in Charter)

New York	333-130536-08	56-139-0085
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(I.R.S. Employer Identification No. of Depositor)

214 North Tryon Street, Charlotte, North Carolina	28255
(Address of Principal Executive Offices)	(Zip Code)

Depositor's telephone number, including area code         (704) 386-2400

N/A
(Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment on Form 8-K/A amends and supersedes Exhibit 4.1 to the Form 8-K previously filed on October 16, 2006 (accession no. 0000950136-06-008607). The attached Pooling and Servicing Agreement fixes certain typographical errors of such previously filed Pooling and Servicing Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01    (c).    Exhibits

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

4.1	Pooling and Servicing Agreement, dated September 29, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (excluding exhibits).

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA FUNDING CORPORATION
By: /s/ Scott Evans
Name: Scott Evans
Title: Senior Vice President

Date: November 2, 2006

BANC OF AMERICA FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated September 29, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).	E